Exhibit 10.17

EXECUTION VERSION

Work Agreement #7

PROJECT NAME: Collection & Payment Services

WORK AGREEMENT (“Work Agreement”) #: 7

This Work Agreement is entered into by and between Studio City Retail Services Limited, Studio City Hotels Limited, Studio City Entertainment Limited and Studio City Ventures Limited (each a “Studio City WA7 Party” and collectively, the “Studio City WA7 Parties”), on the one hand, and Golden Future (Management Services) Limited (“Golden Future”), Melco Crown (COD) Hotels Limited, COD Theatre Limited, Altira Hotel Limited, Melco Crown (COD) Developments Limited, Melco Crown COD (GH) Hotel Limited, Melco Crown (COD) Retail Services Limited and MPEL Services Limited (each a “Melco Crown WA7 Party” and collectively, the “Melco Crown WA7 Parties”), on the other hand. Unless otherwise set forth herein, all of the terms and conditions of the Master Services Agreement, dated                        , 2015, as amended from time to time (the “Master Services Agreement”), by and between Studio City Parties (as defined therein) and Melco Crown Parties (as defined therein) are deemed to be incorporated in this Work Agreement.

1.	DEFINITIONS

For the purposes of this Work Agreement, the following terms shall have the meanings specified in this Section 1:

“Allocable Ticket Proceeds” is defined in Section 2.1(b)(iii) of this Work Agreement.

“Commencement Date” shall mean the date of execution of this Work Agreement.

“Intercompany Ledger” is defined in Section 4.3 of this Work Agreement.

“MCE Resort Purchase Cross Charge” is defined in Section 2.1(c)(i) of this Work Agreement.

“Parties” or “Party” means Melco Crown WA7 Parties, any Melco Crown WA7 Party, Studio City WA7 Parties or any Studio City WA7 Party, as applicable.

“Services” shall mean the services described in Section 2 of this Work Agreement.

“Studio City Complex Purchase Cross Charge” is defined in Section 2.1(c)(i) of this Work Agreement.

“Term” is defined in Section 3.1 of this Work Agreement.

“Travel Agent Agreements” is defined in Section 2.2(a)(i) of this Work Agreement.

Capitalized terms not defined herein shall have the meaning set forth in the Master Services Agreement.

2.	DESCRIPTION OF SERVICES

2.1	Intercompany Arrangements and Charges:

(a)	Company Purchase. In the event a Melco Crown WA7 Party, as Service Recipient wishes to purchase tickets for non-gaming attractions and activities from a Studio City WA7 Party, as Service Provider or vice versa:[1]

(i)	The Service Recipient may request tickets from the Service Provider.

(ii)	To the extent available, the tickets shall be sold at a negotiated discounted rate agreed upon by the Parties in good faith.

(iii)	Any payments due for the purchase and sale of such tickets shall be made through the Parties’ intercompany accounts upon issuance of the relevant invoices.

(iv)	Any liability for cancellations or no shows shall be determined by Service Provider and shall be set forth on the tickets for the attraction (or if not set out on the tickets, in accordance with the general terms and conditions applicable to such tickets).

(b)	Attraction tickets purchased at the property box offices.

(i)	A Melco Crown WA7 Party as Service Provider may sell, through its box offices at any MCE Resort, tickets for attractions and shows on behalf of a Studio City WA7 Party as Service Recipient at the Studio City Complex.

(ii)	A Studio City WA7 Party as Service Provider may sell, through its box offices at the Studio City Complex, tickets for attractions and shows on behalf of a Melco Crown WA7 Party as Service Recipient at an MCE Resort.

(iii)	Proceeds from the sales of tickets at the box office of any Service Provider for attractions and shows at a resort of Service Recipient shall be the property of Service Recipient (“Allocable Ticket Proceeds”).

(iv)	Allocable Ticket Proceeds will be paid to the Party that is entitled to such proceeds under Section 2.1(b)(iii) through the Parties’ intercompany accounts within ten (10) days of issuance of the relevant invoices.

(c)	Room charge between MCE Resorts and Studio City Complex.

(i)	Customers of any MCE Resort shall be able to charge to their room accounts their purchases at Studio City Complex restaurants, bars, shows and attractions (a “Studio City Complex Purchase Cross Charge”), and the amount of such purchases shall be collected from the MCE Resort customer by the relevant Melco Crown WA7 Party (as Service Provider). Customers of Studio City Complex shall be able to charge to their room accounts their purchases at any MCE Resort restaurants, bars, shows and attractions (a “MCE Resort Purchase Cross Charge”), and the amount of such purchases shall be collected from the Studio City Complex customer by the relevant Studio City WA7 Party (as Service Provider).

[1]	For example, for either Party to create hotel packages.

(ii)	In case of a Studio City Complex Purchase Cross Charge, the relevant Service Provider shall pay to the relevant Studio City WA7 Party (as Service Recipient) the amount of such Studio City Complex Purchase Cross Charge collected through the Parties’ intercompany accounts within ten (10) days of issuance of the relevant invoices. In case of a MCE Resort Purchase Cross Charge, the relevant Service Provider shall pay to the relevant Melco Crown WA7 Party (as Service Recipient) the amount of such MCE Resort Purchase Cross Charge collected through the Parties’ intercompany accounts within ten (10) days of issuance of the relevant invoices.

(d)	Attraction tickets purchased online.

(i)	Payments for any Studio City Complex attractions purchased online through the ticketing system and payment gateway operated by MCE Resorts shall be deposited into the appropriate bank account of Melco Crown (COD) Hotels Limited or COD Theatre Limited (as Service Provider), with such proceeds to be held for the benefit of the relevant Studio City WA7 Party entitled to the payments in respect of the relevant attraction (such Studio City WA7 Party, the Service Recipient).

(ii)	Service Provider shall pay Service Recipient for such online purchases through the Parties’ intercompany accounts within ten (10) days of issuance of the relevant invoices.

2.2	Third Party Travel Agents:

(a)	Travel Agent Credit Management Service.

(i)	Each separate Melco Crown WA7 Party and Studio City WA7 Party selling products to or through travel agents may enter into co-operation agreements with such travel agents (the “Travel Agent Agreements”).

(ii)	One or more Melco Crown WA7 Parties as Service Provider shall establish specific credit limits for such travel agents in respect of the transactions covered by the Travel Agent Agreements and such travel agents shall provide a cash deposit or bank guarantee to Service Provider to secure such credit limit.

(iii)	Travel agents that are provided credit limits by Service Provider under the Travel Agent Agreements will be permitted to use such credit limits to purchase tickets for non-gaming activities, attractions and hotel reservations for MCE Resorts and Studio City Complex.

(iv)	Service Provider shall accept and hold the bank guarantees or cash deposits (on behalf of the relevant Melco Crown WA7 Parties and Studio City WA7 Parties, in each case acting as Service Recipient) to secure the credit line provided under the Travel Agent Agreements.

(v)	Travel agents shall be invoiced by and make payments to each separate Melco Crown WA7 Party and Studio City WA7 Party selling products to or through the travel agency.

(vi)	In the event the travel agency defaults on payments to any Melco Crown WA7 Party or any Studio City WA7 Party, Service Provider will release funds from the bank guarantee or deposit (if and as applicable) to that Melco Crown WA7 Party or Studio City WA7 Party to reimburse that Melco Crown WA7 Party or Studio City WA7 Party to the extent funds are available therefor.

3.	TERM

3.1	Subject to Section 6.1, this Work Agreement shall be effective as of the Commencement Date and shall continue (unless earlier terminated by the provisions hereof or the Master Services Agreement) until June 26, 2022.

4.	COMPENSATION AND DISPUTES

4.1	Each Party agrees that consideration being provided from the other, comprising that other Party’s performance of its obligations hereunder, shall be sufficient consideration for the relevant Services being provided hereunder. There shall be no other charge for the Services provided hereunder.

4.2	Invoices shall be issued for the amounts payable hereunder on a monthly basis by the applicable Service Provider.

4.3	Within twenty (20) Business Days of each calendar month end, the Project Manager for the Melco Crown WA7 Parties shall provide to the Chief Financial Officer of SCIH a detailed description of the (x) charges and payments received setting forth the exact items purchased and related amounts charged, (y) amounts debited in connection with any refunds, chargebacks and defaults related to the charges and payments received, and (z) the dates in which the charges, payments, refunds, chargebacks or defaults were incurred (the “Intercompany Ledger”).

4.4	In the event an item on the Intercompany Ledger is disputed, the dispute shall be settled through the dispute resolution procedures set forth in Section 7.10 of the Master Services Agreement.

4.5	Each Party shall be responsible for any refunds, chargebacks and defaults related to its properties, resorts and amenities.

5.	APPLICABILITY OF MASTER SERVICES AGREEMENT

5.1	Article 3 and Section 6.1(a)(i) of the Master Services Agreement shall not apply to this Work Agreement.

6.	TERMINATION

6.1	This Work Agreement shall terminate upon the first to occur of (i) mutual agreement of the Parties in writing, (ii) termination of the Master Services Agreement, (iii) termination of this Work Agreement by Melco Crown WA7 Parties upon the material breach by a Studio City WA7 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Melco Crown WA7 Parties of such breach, (iv) termination of this Work Agreement by Studio City WA7 Parties upon the material breach by a Melco Crown WA7 Party of this Work Agreement which remains uncured after thirty (30) days of written notice provided by Studio City WA7 Parties of such breach or (v) termination of this Work Agreement by Service Recipient subject to a 180 days prior written notice of termination delivered to Service Provider.

6.2	Upon termination, all Services under this Work Agreement shall cease and the Parties shall settle any outstanding balances under the intercompany accounts existing upon the date of termination.

7.	ACCESSION

Any Studio City Party or Melco Crown Party may accede to this Work Agreement after the date hereof by executing a supplemental agreement in the form attached to the Master Services Agreement as Exhibit B, countersigned by Studio City Hotels Limited and MPEL Services Limited. Upon such accession, such acceding Party will be a Studio City WA7 Party or a Melco Crown WA7 Party, as the case may be, for the purposes of this Work Agreement.

[Signature Page Follows]

Studio City Retail Services Limited

By:
Title:
Date:

Studio City Hotels Limited

By:
Title:
Date:

Studio City Ventures Limited

By:
Title:
Date:

Studio City Entertainment Limited

By:
Title:
Date:

[Signature Page to Work Agreement #7 – Collection & Payment Services]

Golden Future (Management Services) Limited	Melco Crown COD (GH) Hotel Limited

By:	By:
Title:	Title:
Date:	Date:

Melco Crown (COD) Hotels Limited	Melco Crown (COD) Retail Services Limited

By:	By:
Title:	Title:
Date:	Date:

COD Theatre Limited	MPEL Services Limited

By:	By:
Title:	Title:
Date:	Date:

Altira Hotel Limited

By:
Title:
Date:

Melco Crown (COD) Developments Limited

By:
Title:
Date:

[Signature Page to Work Agreement #7 – Collection & Payment Services]